                                                                   Exhibit 10.28


                               AMENDMENT NO. 1
                                      TO
                           NOTE PURCHASE AGREEMENT

        Amendment No. 1 to Note Purchase Agreement (this "Amendment") dated as of November __, 1994 among DVI, Inc., a Delaware corporation (the "Company") and each of the persons whose signatures appear under the heading "Purchasers" on the signature pages to that certain Note Purchase Agreement, dated as of June 21, 1994 (the "Purchase Agreement").

                                   RECITALS

        WHEREAS, pursuant to the Purchase Agreement the Company issued and sold to the purchasers thereunder (the "Purchasers") an aggregate of $15,000,000 of 9 1/8% Convertible Subordinated Notes due 2002 (the "Notes");

        WHEREAS, the Company wishes to amend its 1986 Incentive Stock Option Plan (the "Plan") to (i) increase by 300,000 the number of shares of Common Stock authorized under the Plan and (ii) authorize the issuance of such shares of Common Stock upon proper exercise of the options under the Plan (the actions described in clauses (i) and (ii) are collectively referred to as the "Proposed Actions");

        WHEREAS, pursuant to Section 5.7(h)(ii)(B) of the Purchase Agreement, for certain purposes the written approval of the Proposed Actions by the owners of a majority in principal amount of the Notes (the "Majority Owners") may be desirable; and

        WHEREAS, the Majority Owners are willing to consent to the Proposed Actions subject to the amendment of the Purchase Agreement to provide that beginning on the date hereof and so long as any of the Notes remain outstanding, no Capital Stock will be granted or issued by the Company at an exercise, conversion or exchange price per share that is less than the Conversion Price.

        NOW, THEREFORE, in consideration of the foregoing premises and the agreements of the parties set forth herein, the Company and the Majority Owners (on behalf of the Purchasers) agree as follows:

        1. Amendment of Article VI. Article VI of the Purchase Agreement is hereby amended by adding the following provision immediately after Section 6.21 thereof:

                Section 6.22 Prohibition on Issuance of Certain Capital Stock. So long as any Note shall remain outstanding, the Company will not, directly or indirectly, grant or issue any Capital Stock of the Company under any benefit plan or compensation program, which Capital Stock is exercisable, convertible or exchangeable for or into Common Stock at a price per share that is less than the Conversion Price.

    2. Effectiveness of Amendment. This Amendment will become effective prior to the effectiveness of the Proposed Actions, and any Capital Stock of the Company granted or issued in connection with or pursuant to the Proposed Actions shall for all purposes be subject to the provisions of Section 6.22 of the Purchase Agreement, as amended.

    3. Approval of Majority Owners. Upon execution of this Amendment by the Company and the Majority Owners, this Amendment shall be binding upon the Company and the Purchasers in accordance with Section 13.3 of the Purchase Agreement.

    4. Defined Terms. Unless otherwise indicated herein, capitalized terms used in this Amendment shall have the meaning ascribed to them in the Purchase Agreement.

    5. Effect of Amendment. The Purchase Agreement shall be deemed amended and superseded hereby in all respects necessary to permit the implementation of this Amendment, but otherwise the Purchase Agreement shall remain in full force and effect.

    6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the Company and the Holders whose signatures appear below under the heading "Purchasers" have executed this Amendment as of the date first written above.


                                THE COMPANY:

                                DVI, INC.


                                By: /s/ David L. Higgins
                                    ----------------------------
                                    Title: President


                                PURCHASERS:

                                                 HANNAH S. AND SAMUEL A. COHN
                                                 MEMORIAL FOUNDATION


                                                 By:  /s/ Martin D. Cohn
                                                     --------------------------
                                                     Title: Secretary

                                                     c/o Hazelton National Bank
                                                     101 W. Broad Street
                                                     Hazleton, PA 18201
                                                     Attention:  Diana James

                                     LUCKMAN FAMILY VENTURES

                                     By: /s/  Robert Luckman
                                         --------------------------------------
                                         Title:  Trustee

                                         c/o Robert Luckman
                                         1210 North Avenue
                                         Highland Park, IL 60015


                                     PENN FOOTWEAR RETIREMENT TRUST

                                     By: /s/  Jeff Davidowitz
                                         --------------------------------------
                                         Title:  President

                                         c/o Penn Footwear
                                         Line & Grove Street
                                         Nanticoke, PA 18634


                                     WNC CORPORATION

                                     By:
                                         --------------------------------------
                                         Title:

                                         2 Prudential Plaza
                                         180 North Stetson Ave.
                                         Suite 5520
                                         Chicago, Illinois 60601
                                         Attention: Delbert Coleman, Chairman


                                     GRANITE CAPITAL, L.P.

                                     /s/  Walter F. Harrison
                                     ------------------------------------------
                                     Walter F. Harrison, III, a general partner

                                     STARWOOD GROUP, L.P.

                                     By: /s/  Robert Green
                                         --------------------------------------
                                         Its general partner

                                         By: /s/  Robert Green
                                             ----------------------------------
                                             Title:  General Partner

                                             2875 NW 191st Street
                                             No. 701A
                                             North Miami Beach, FL 33180
                                             Attention:  Robert Green


                                     SASCO MARKETING, INC.

                                     By: /s/  Sol A. Shenk
                                         --------------------------------------
                                         Title:  President

                                         3575 N.E. 207th Street
                                         Suite B-15
                                         North Miami Beach, FL 33180
                                         Attention:  Sol A. Shenk


                                         /s/  Carlis E. Chisolm
                                         --------------------------------------
                                         Canadian Imperial Bank of Commerce
                                         Trust Company (Bahamas) Limited, as
                                         Trustee of Settlement T-1740 Trusts
                                         #14, #27, #28, #29, #30, #31, #32,
                                         #33, #34, #35 and #36

                                         2nd Floor, CIBC Building
                                         Shirley Street, Nassau Bahamas

                                        /s/ Edward A. Newman
                                        --------------------------------------
                                        Edward A. Newman

                                        Unit 18-E
                                        179 East Lake Shore Drive
                                        Chicago, IL 60611


                                        /s/ Herbert J. Siegel
                                        --------------------------------------
                                        Herbert J. Siegel

                                        c/o Chris-Craft Industries
                                        767 Fifth Avenue
                                        New York, NY 10153


                                        /s/ Gerald L. Cohn
                                        --------------------------------------
                                        Martin D. Cohn or Gerald L. Cohn as
                                        Co-Trustee for Gerald L. Cohn
                                        Revocable Trust

                                        19355 Turnberry Way, TH #3
                                        Aventura, FL 33180


                                        /s/ Brenda McHugh
                                        --------------------------------------
                                        Brenda McHugh

                                        195 Ocean Boulevard
                                        Golden Beach, FL 33160


                                        /s/ Sandy Jordan
                                        --------------------------------------
                                        Sandy Jordan

                                        19355 Turnberry Way, Unit 7-G
                                        Aventura, FL 33180

                               /s/ Richard Weiss & /s/ Gail Weiss
                               ------------------------------------------------
                               Richard Weiss and Gail Weiss, JTWROS

                               9050 S.W. 69 Court
                               Miami, FL 33156



                               /s/ Robert Luckman
                               ------------------------------------------------
                               Robert Luckman

                               1210 North Avenue
                               Highland Park, IL 60015



                               /s/ Sidney Klemow
                               ------------------------------------------------
                               Sidney Klemow on behalf of the S.L.K. Retirement Trust

                               Fulton Court & Spring Street
                               Hazleton, PA 18201



                               /s/ Sidney Luckman
                               ------------------------------------------------
                               Sidney Luckman on behalf of the Sidney Luckman Individual Retirement Account

                               19500 Turnberry Way, Unit 27D
                               Aventura, FL 33180



                               /s/ William C. Bartholomay
                               ------------------------------------------------
                               William C. Bartholomay

                               875 North Michigan Avenue, 20th Floor
                               Chicago, IL 60611

                               /s/ Delbert Coleman & /s/ Rose Meisel
                               ---------------------------------------
                               Delbert Coleman and Rose Meisel, JTWROS

                               c/o  WNC Corporation
                                    2 Prudential Plaza
                                    180 North Stetson Avenue
                                    Suite 5520
                                    Chicago, IL 60601

                                        YEHUDA BEN-ARIEH RESIDUARY TRUST


                                        /s/ Marshall E. Eisenberg
                                        ---------------------------------
                                        Marshall E. Eisenberg, Co-Trustee

                                        c/o  Neal, Gerber & Eisenberg
                                             Two North LaSalle Street
                                             Suite 2200
                                             Chicago, Illinois 60602